                                                                     EXHIBIT 4.1
________________________________________________________________________________

                            PINNACLE HOLDINGS INC.

                                                       As Issuer
                                                       ---------

                                      TO

                             THE BANK OF NEW YORK

                                                       As Trustee
                                                       ----------


                                ______________

                                   INDENTURE

                          Dated as of March 20, 1998

                                ______________


                                  ___________


                      10% SENIOR DISCOUNT NOTES DUE 2008


________________________________________________________________________________

                            Pinnacle Holdings Inc.

              Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture, dated as of November 26, 1996

Trust Indenture                                                                                    Indenture
Act Section                                                                                         Section
---------------                                                                                    ---------
(S) 310(a)(1)                        .........................                                     609
       (a)(2)                        .........................                                     609
       (a)(3)                        .........................                                     Not
                                                                                                   Applicable
       (a)(4)                        .........................                                     Not
                                                                                                   Applicable
       (b)                           .........................                                     608
                                                                                                   610
(S) 311(a)                           .........................                                     613
       (b)                           .........................                                     613
(S) 312(a)                           .........................                                     701
                                                                                                   702
       (b)                           .........................                                     702
       (c)                           .........................                                     702
       (b)                           .........................                                     703
       (c)                           .........................                                     703
       (d)                           .........................                                     703
(S) 314(a)                           .........................                                     704
       (a)(4)                        .........................                                     1020
       (b)                           .........................                                     Not
                                                                                                   Applicable
       (c)(1)                        .........................                                     102
       (c)(2)                        .........................                                     102
       (c)(3)                        .........................                                     Not
                                                                                                   Applicable
       (d)                           .........................                                     Not
                                                                                                   Applicable
       (e)                           .........................                                     102

______________

   Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                      Indentrure
Act Section                                                            Section
---------------                                                      -----------
(S) 315(a)                           .........................        601
       (b)                           .........................        602
       (c)                           .........................        601
       (d)                           .........................
       (d)(1)                        .........................        601
       (e)                           .........................        514

(S) 316(a)                           .........................        101
       (a)(1)(A)                                                      502
                                                                      512
       (a)(1)(B)                     .........................        513
       (a)(2)                        .........................        Not
                                                                      Applicable
       (b)                           .........................        508
(S) 317(a)(1)                        .........................        503
       (a)(2)                        .........................        504
       (b)                           .........................        1003
(S) 318(a)                           .........................        107

______________

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

     Page
     ----
RECITALS OF THE COMPANY                                                     1

       ARTICLE ONE Definitions and Other Provisions of General Application

SECTION 101.  Definitions                                                   1
               ABRY                                                         2
               ABRY II                                                      2
               ABRY Subordinated Debt                                       2
               Accreted Value                                               3
               Acquisition Debt                                             3
               Act                                                          3
               Adjusted Consolidated Cash Flow                              3
               Affiliate                                                    4
               Agent Member                                                 4
               Applicable Procedures                                        4
               Asset Disposition                                            4
               Authenticating Agent                                         5
               Board of Directors                                           5
               Board Resolution                                             5
               Business Day                                                 5
               Capital Lease Obligation                                     5
               Capital Stock                                                5
               Cash Equivalents                                             5
               Cedel                                                        6
               Change of Control                                            6
               Closing Date                                                 6
               Commission                                                   6
               Common Stock                                                 6
               Consolidated Cash Flow                                       6
               Consolidated Income Tax Expense                              6
               Consolidated Interest Expense                                6
               Consolidated Net Income                                      7
               Consolidated Net Worth                                       7
               Continuing Directors                                         7
               Corporate Development Expenses                               7
               Corporate Trust Office                                       8
               corporation                                                  8
               Debt                                                         8
               Default Amount                                               8

               Defaulted Interest                                           8
               Depositary                                                   8
               Dollars                                                      9
               DTC                                                          9
               Euroclear                                                    9
               Event of Default                                             9
               Exchange Act                                                 9
               Exchange and Registration Rights Agreement                   9
               Exchange Offer                                               9
               Exchange Offer Registration Statement                        9
               Exchange Securities                                          9
               Expiration Date                                              9
               Full Accretion Date                                          9
               Global Security                                              9
               Guarantee                                                    9
               Holder                                                      10
               Incur                                                       10
               Indenture                                                   10
               Initial Purchasers                                          10
               Interest Payment Date                                       10
               Interest Rate or Currency Protection Agreement              10
               Internal Revenue Code                                       10
               Investment                                                  10
               Issuer                                                      11
               Issuer request; Issuer Order                                11
               Lien                                                        11
               Maturity                                                    11
               Net Cash Proceeds                                           11
               Offer                                                       12
               Offer Expiration Date                                       12
               Offer to Purchase                                           12
               Officers' Certificate                                       14
               Opinion of Counsel                                          14
               Original Securities                                         14
               Outstanding                                                 14
               Owner Securities Certification                              15
               pari passu                                                  15
               Paying Agent                                                15
               Permitted Holder                                            15
               Permitted Interest Rate or Currency Protection Agreement    15
               Permitted Senior Bank Debt                                  15
               Person                                                      16
               Pinnacle Towers                                             16
               Predecessor Security                                        16

               Preferred Stock                                             16
               Public Equity Offering                                      16
               Purchase Agreement                                          16
               Purchase Amount                                             16
               Purchase Date                                               16
               Purchase Money Secured Debt                                 16
               Purchase Price                                              16
               Receivables                                                 17
               Receivables Sale                                            17
               Redeemable Stock                                            17
               Redemption Date                                             17
               Redemption Price                                            17
               Registered Securities                                       17
               Registration Default                                        17
               Registration Default Period                                 18
               Regular Record Date                                         18
               Regulation S                                                18
               Regulation S Certificate                                    18
               Regulation S Global Security                                18
               Regulation S Legend                                         18
               Regulation S Securities                                     18
               Regulation S Temporary Global Security                      18
               Related Person                                              18
               Required Filing Date                                        18
               Resale Registration Statement                               18
               Responsible Officer                                         19
               Restricted Global Security                                  19
               Restricted Payments                                         19
               Restricted Period                                           19
               Restricted Securities                                       19
               Restricted Securities Certificate                           19
               Restricted Securities Legend                                19
               Restricted Subsidiary                                       19
               Rule 144                                                    19
               Rule 144A                                                   19
               Rule 144A Securities                                        19
               Securities                                                  19
               Securities Act                                              19
               Securities Act Legend                                       20
               Securities Payment                                          20
               Security Register; Security Register                        20
               Senior Credit Facility                                      20
               Site Management Contract                                    20
               Special Record Date                                         20

              Stated Maturity                                              20
              Subordinated Debt                                            20
              Subsidiary                                                   21
              Successor Security                                           21
              Tower Asset Exchange                                         21
              Tower Assets                                                 21
              Trust Indenture Act                                          21
              Trustee                                                      22
              Unregistered Security                                        22
              Unrestricted Securities Certificate                          22
              Unrestricted Subsidiary                                      22
              U.S. Person                                                  22
              Vice President                                               23
              Voting Stock                                                 23
              Wholly Owned Restricted Subsidiary                           23

SECTION 102.  Compliance Certificates and Opinions                         23

SECTION 103.  Form of Documents Delivered to Trustee                       24

SECTION 104.  Acts of Holders; Record Date                                 25

SECTION 105.  Notices, Etc., to Trustee and Issuer                         27

SECTION 106.  Notice to Holders; Waiver                                    27

SECTION 107.  Conflict with Trust Indenture Act                            28

SECTION 108.  Effect of Headings and Table of Contents                     28

SECTION 109.  Successors and Assigns                                       28

SECTION 110.  Separability Clause                                          28

SECTION 111.  Benefits of Indenture                                        28

SECTION 112.  Governing Law                                                   29

SECTION 113.  Legal Holidays                                                  29


                           ARTICLE TWO Security Forms

SECTION 201.  Forms Generally; Initial Forms of Rule 144A and Regulation S
              Securities                                                      29

SECTION 202.  Form of Face of Security                                        30

SECTION 203.  Form of Reverse of Security                                     34

SECTION 204.  Form of Trustee's Certificate of Authentication                 38

                          ARTICLE THREE The Securities

SECTION 301.  Title and Terms                                                 38

SECTION 302.  Denominations                                                   39

SECTION 303.  Execution, Authentication, Delivery and Dating                  39

SECTION 304.  Temporary Securities                                            40

SECTION 305.  Global Securities                                               41

SECTION 306.  Registration, Registration of Transfer and Exchange Generally;
              Restrictions on Transfer and Exchange; Securities Act Legends   42

SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities                46

SECTION 308.  Payment of Interest; Interest Rights Preserved                  47

SECTION 309.  Persons Deemed Owners                                           48

SECTION 310.  Cancellation                                                    49

SECTION 311.  CUSIP Numbers

                    ARTICLE FOUR Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture                         49

SECTION 402.  Application of Trust Money                                      50

                             ARTICLE FIVE Remedies

SECTION 501.  Events of Default                                               51

SECTION 502.  Acceleration of Maturity; Rescission and Annulment              53

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee 54

SECTION 504.  Trustee May File Proofs of Claim                                55

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities     55

SECTION 506.  Application of Money Collected                                  56

SECTION 507.  Limitation on Suits                                             56

SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium
              and Interest                                                    57

SECTION 509.  Restoration of Rights and Remedies                              57

SECTION 510.  Rights and Remedies Cumulative                                  57

SECTION 511.  Delay or Omission Not Waiver                                    58

SECTION 512.  Control by Holders                                              58

SECTION 513.  Waiver of Past Defaults                                         58

SECTION 514.  Undertaking for Costs                                           59

SECTION 515.  Waiver of Stay, or Extension Laws                               59

                             ARTICLE SIX The Trustee

SECTION 601.  Certain Duties and Responsibilities                            59

SECTION 602.  Notice of Defaults                                             60

SECTION 603.  Certain Rights of Trustee                                      61

SECTION 604.  Not Responsible for Recitals or Issuance of Securities         62

SECTION 605.  May Hold Securities                                            62

SECTION 606.  Money Held in Trust                                            62

SECTION 607.  Compensation and Reimbursement                                 62

SECTION 608.  Disqualification; Conflicting Interests                        63

SECTION 609.  Corporate Trustee Required; Eligibility                        64

SECTION 610.  Resignation and Removal; Appointment of Successor              64

SECTION 611.  Acceptance of Appointment by Successor                         65

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business    66

SECTION 613.  Preferential Collection of Claims Against Issuer               66

SECTION 614.  Appointment of Authenticating Agent                            66

SECTION 615.  Trustee's Application for Instructions

         ARTICLE SEVEN Holders' Lists and Reports by Trustee and Issuer


SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders        68

SECTION 702.  Preservation of Information; Communications to Holders          68

SECTION 703.  Reports by Trustee                                              69

SECTION 704.  Reports by the Issuer                                           69

SECTION 705.  Officers' Certificate with Respect to Change in Interest Rates. 69

SECTION 706.  Calculation of Original Issue Discount

       ARTICLE EIGHT Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Issuer may Consolidate, Etc. Only on Certain Terms             70

SECTION 802.  Successor Substituted                                          71


                      ARTICLE NINE Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders             71

SECTION 902.  Supplemental Indentures with Consent of Holders                72

SECTION 903.  Execution of Supplemental Indentures                           73

SECTION 904.  Effect of Supplemental Indentures                              73

SECTION 905.  Conformity with Trust Indenture Act                            73

SECTION 906.  Reference in Securities to Supplemental Indentures             74

SECTION 1001.  Payment of Principal, Premium and Interest                    74

SECTION 1002.  Maintenance of Office or Agency                               74

SECTION 1003.  Money for Security Payments to Be Held in Trust               75

SECTION 1004.  Existence                                                     76

SECTION 1005.  Maintenance of Properties                                     76

SECTION 1006.  Payment of Taxes and Other Claims                             76

SECTION 1007.  Maintenance of Insurance                                      77

SECTION 1008.  Limitation on Debt                                            77

SECTION 1009.  Limitation on Subordinated Debt of Restricted Subsidiaries    79

SECTION 1010.  Limitation on Guarantees of Issuer Debt by Restricted
               Subsidiaries                                                  79

SECTION 1011.  Limitation on Restricted Payments                             79

SECTION 1012.  Limitation on Dividend and Other Payment Restrictions
               Affecting Restricted Subsidiaries                             82

SECTION 1013.  Limitation on Liens                                           83

SECTION 1014.  Limitation on Ownership of Capital Stock of Restricted
               Subsidiaries                                                  85

SECTION 1015.  Asset Dispositions                                            85

SECTION 1016.  Change of Control                                             87

SECTION 1017.  Transactions with Affiliates and Related Persons              88

SECTION 1018.  Provision of Financial Information                            88

SECTION 1019.  Statement by Officers as to Default; Compliance Certificates  89

SECTION 1020.  Waiver of Certain Covenants                                   90

                     ARTICLE ELEVEN Redemption of Securities

SECTION 1101.  Right of Redemption                                          90

SECTION 1102.  Applicability of Article                                     91

SECTION 1103.  Election to Redeem; Notice to Trustee                        91

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed            91

SECTION 1105.  Notice of Redemption                                         92

SECTION 1106.  Deposit of Redemption Price                                  92

SECTION 1107.  Securities Payable on Redemption Date                        93

SECTION 1108.  Securities Redeemed in Part                                  93


               ARTICLE TWELVE Defeasance and Covenant Defeasance
SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance  93

SECTION 1202.  Defeasance and Discharge                                      94

SECTION 1203.  Covenant Defeasance                                           94

SECTION 1204.  Conditions to Defeasance or Covenant Defeasance               94

SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held
               in Trust; Other Miscellaneous Provisions                      96

SECTION 1206.  Reinstatement                                                 97

                                     Xii

                                                                           Page
                                                                           ----




                                     Xiii

                                                                         Page
                                                                         ----

                                                                         Page
                                                                         ----

                                                                           Page
                                                                           ----
TESTIMONIUM                                                                 98

SIGNATURE AND SEALS                                                         98

ACKNOWLEDGMENT                                                              99

ANNEX A -- Form of Regulation S Certificate                                A-1

ANNEX B -- Form of Restricted Securities Certificate                       B-1

ANNEX C -- Form of Unrestricted Securities Certificate                     C-1

ANNEX D -- Form of Certification to Be Given by Holders of Beneficial
            Interest in a Regulation S Temporary Global Note               D-1
ANNEX E -- Form of Certification to Be Given by the Euroclear
            Clearance System or Cedel Bank                                 E-1

EXHIBIT 1 -- Form of Registration Rights Agreement

SCHEDULE I -- Existing Debt that may be Refinanced

SCHEDULE II -- Existing Restrictions on Dividends
                  and Other Payments

SCHEDULE III -- Existing Liens

          INDENTURE, dated as of March 20, 1998, between Pinnacle Holdings Inc., corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 1549 Ringling Boulevard, Sarasota, Florida 34236 (the "Issuer"), and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Issuer has duly authorized the creation of an issue of its 10% Senior Notes due 2008 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities, Additional Securities or Exchange Securities, each as defined herein. The Original Securities, Additional Securities and Exchange Securities shall rank pari passu with one another.

          All things necessary to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

SECTION 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as consistently applied by the Issuer at the Closing Date;

          (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to an Issuer or a Restricted Subsidiary;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6) unless the context otherwise requires, any reference to a "Clause," an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to a Clause, an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be; and

          (7) unless the context otherwise requires, any reference to a statue, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

          Certain terms, used principally in Article Six, are defined in that Article.

          "ABRY" means ABRY Partners, Inc., a ________________ corporation.

          "ABRY II" means ABRY Broadcast Partners II, L.P., a _____________ limited partnership.

          "ABRY Subordinated Debt" means Debt of the Issuer in principal amount not to exceed $15 million in the aggregate at any time outstanding (a) that is owed to ABRY II, ABRY, any other investment fund controlled by ABRY, Robert Wolsey or any Person the majority of whose Voting Stock is directly or indirectly owned by Robert Wolsey and (b) as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an event of default exists with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Issuer and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice.

          "Accreted Value" means, as of any date prior to the Full Accretion Date, an amount per $1,000 principal amount at maturity of Securities that is equal to the sum of (a) the initial offering price ($614.74 per $1,000 principal amount at maturity of Securities) of the Original Securities and (b) the portion of the excess of the principal amount of such Securities over such initial offering price which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each March 15 and September 15 at the rate of 10% per annum from the Closing Date through the date of determination computed on the basis of a 360-day year of twelve 30-day months, and as of any date on or after the Full Accretion Date, the principal amount of each Security.

          "Acquisition Debt" means with respect to any specified Person, Debt that is Incurred in connection with an acquisition of assets consisting of (i) Debt Incurred for the purpose of financing all or part of the cost of an acquisition by such Person or any of its Restricted Subsidiaries of assets (including Capital Stock of a Person that will become a Restricted Subsidiary of such Person or be merged or consolidated with or into such Person or a Restricted Subsidiary of such Person) in an amount not to exceed 100% of the purchase price of such acquisition, (ii) Debt of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including, without limitation, Debt Incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, or (iii) Debt secured by a Lien encumbering any assets acquired by such specified Person, provided in each case
(i), (ii) and (iii) that after giving pro forma effect to the Incurrence of such Debt the ratio of (a) the aggregate consolidated principal amount of Debt of the Issuer and its Restricted Subsidiaries outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date that remains outstanding and the receipt and application of the proceeds thereof, to (b) Adjusted Consolidated Cash Flow (after giving effect to such acquisition) is not greater than such actual ratio prior to the Incurrence of such Debt.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Securities" shall mean any Securities issued by the Issuer in compliance with the terms and provisions of this Indenture in addition to (i) the Original Securities and their Successor Securities and (ii) any Exchange Securities.

          "Adjusted Consolidated Cash Flow" means the Consolidated Cash Flow for the most recent fiscal quarter for which financial statements are available, determined (i) after giving effect on a pro forma basis to (a) any Asset Disposition or acquisition of assets (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) by the Issuer or any Restricted Subsidiaries during or after such quarter as if such Asset Disposition or acquisition had taken place on the first day of such quarter, (b) any new lease or Site Management Contract entered into by the Issuer or any Restricted Subsidiary in the ordinary course of business with respect to Tower Assets during or after such quarter as if such new lease or Site Management Contract had been signed on the first day of such quarter and the rent required by the terms of such lease or Site Management Contract for such quarter had been received by the Issuer or a Restricted Subsidiary during such quarter, (c) the loss after the first day of such quarter of any lease or Site Management Contract of the Issuer or a Restricted Subsidiary with respect to any Tower Assets that was in effect on the first day of such quarter as if such lease or Site Management Contract had not been in effect during such quarter and no rent under such lease had been received during such quarter, and (d) any rent increases received by the Issuer or any Restricted Subsidiary during or after such quarter related to leases or Site Management Contracts on Tower Assets as if such increased rental rate had been in effect on the first day of such quarter and the Issuer had received such increased amount of rent during such quarter, and (ii) as adjusted to add back Corporate Development Expenses which had been deducted from consolidated revenues in determining Consolidated Net Income for such quarter, multiplied by four.

          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

          "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary, but excluding a disposition by a Restricted Subsidiary of such Person to such Person or a Wholly

Owned Restricted Subsidiary of such Person or by such Person to a Wholly Owned Restricted Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Restricted Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Restricted Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Restricted Subsidiaries outside of the ordinary course of business, provided in each case that the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $1 million or more.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the relevant Issuer or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the relevant Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

          "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of six months from the date of acquisition, (ii) certificates of deposit with maturities of not more than six months or less from the date of acquisition, bankers= acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thompson Bank Watch Rating of "B" or better, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above, (iv) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (v) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(iv) of this definition.

          "Cedel" means Cedel, S.A. (or any successor securities clearing agency).

          "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person or group of related Persons, as defined in Section 13(d) of the Exchange Act (a "Group"), other than to Permitted Holders; (ii) the approval by the holders of Capital Stock of the Issuer of any plan or proposal for the liquidation or dissolution of the Issuer (whether or not otherwise in compliance with the provisions of the applicable Indenture); (iii) any Person or Group (other than Permitted Holders) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Voting Stock of the Issuer or any successor to all or substantially all of its assets; or (iv) the first day on which a majority of the members of the Board of Directors of the Issuer are not Continuing Directors.

          "Closing Date" means March 20, 1998.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Consolidated Cash Flow" for any period means the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense for such period, plus (ii) Consolidated Income Tax Expense for such period, plus
(iii) the consolidated depreciation and amortization expense included in the income statement of the Issuer and its Restricted Subsidiaries for such period, plus (iv) other non-cash charges of such Person for such period deducted from consolidated revenues in determining Consolidated Net Income for such period, minus (v) other non-cash items of the Issuer and its Restricted Subsidiaries for such period increasing consolidated revenues in determining Consolidated Net Income for such period.

          "Consolidated Income Tax Expense" for any period means the consolidated provision for income taxes of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Interest Expense" means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees (net of any amounts received) with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) Preferred Stock dividends of the Issuer and its Restricted Subsidiaries (other than with respect to Redeemable Stock) declared and paid or payable, other than dividends paid in Capital Stock that is not Redeemable Stock; (v) accrued Redeemable Stock dividends of the Issuer and its Restricted Subsidiaries, whether or not declared or paid; (vi) interest on Debt guaranteed by the Issuer and its Restricted Subsidiaries; and (vii) the portion of any rental obligation allocable to interest expense.

          "Consolidated Net Income" for any period means the consolidated net income (or loss) of the Issuer and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by the Issuer or a Restricted Subsidiary of the Issuer in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary of the Issuer except to the extent of the amount of dividends or other distributions actually paid to the Issuer or a Restricted Subsidiary of the Issuer by such Person during such period, (c) gains or losses on Asset Dispositions by the Issuer or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses, (e) the cumulative effect of changes in accounting principles and (f) the tax effect of any of the items described in clauses (a) through (e) above.

          "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Stock of such Person; provided that, with respect to the Issuer, adjustments following the date of the Indenture to the accounting books and records of the Issuer in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto), or otherwise resulting from the acquisition of control of the Issuer by another Person shall not be given effect.

          "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Issuer who (i) was a member of such Board of Directors on the date of the original issuance of the Securities or
(ii) was nominated for election or elected to such Board of Directors by any of the Permitted Holders or with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

          "Corporate Development Expenses" means non-tower-level costs incurred in connection with acquisitions and development of Tower Assets.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which is, at the date as of which this Indenture is dated, located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

          "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

          "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of such Person, (vi) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) all Redeemable Stock issued by such Person, (viii) if such Person is a Restricted Subsidiary, all Preferred Stock issued by such Person, (ix) every obligation under Interest Rate or Currency Protection Agreements of such Person and (x) every obligation of the type referred to in clauses (i) through (x) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum principal amount hereof, (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (c) any Receivables Sale, shall be the amount, if any, in connection with such Receivables Sale for which there is recourse to the seller or any of its Subsidiaries, (d) any Redeemable Stock, shall be the maximum fixed redemption or repurchase price in respect thereof, and (e) any Preferred Stock, shall be the maximum voluntary or involuntary liquidation preference plus accrued and unpaid dividends in respect thereof, in each case as of such time of determination.

          "Default Amount" has the meaning specified in Section 502.

          "Defaulted Interest" has the meaning specified in Section 308.

          "Depositary" means The Depository Trust Company or, if The Depository Trust Company shall cease to be a clearing agency registered under the Exchange Act, any other clearing agency registered under the Exchange Act that is designated as the successor Depositary in an Issuer Order delivered to the Trustee.

          "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

          "DTC" means The Depository Trust Company, a New York corporation.

          "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

          "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement, dated as of March 20, 1998, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time, the form of which is attached hereto as Exhibit A, and (ii) any other agreement entered into by the Issuer in the future that provides for an Exchange Offer or resale registration with respect to any Additional Securities.

          "Exchange Offer" means an offer made by the Issuer pursuant to the Exchange and Registration Rights Agreement, in the case of the Original Securities, or otherwise under an effective registration statement under the Securities Act to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

          "Exchange Offer Registration Statement" means a registration statement of the Issuer under the Securities Act registering Exchange Securities for distribution pursuant to an Exchange Offer.

          "Exchange Securities" means any Securities issued pursuant to an Exchange Offer and their Successor Securities.

          "Expiration Date" has the meaning specified in Section 104.

          "Full Accretion Date" means March 15, 2003.

          "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including by acquisition of Restricted Subsidiaries or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Purchasers" means Goldman, Sachs & Co. and NationsBanc Montgomery Securities LLC as purchasers of the Securities from the Issuer pursuant to the Purchase Agreement.

          "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

          "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

          "Internal Revenue Code" means the Internal Revenue Code of 1986.

          "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person, including any payment on a Guarantee of any obligation of such other Person, but shall not include trade accounts receivable in the ordinary course of business on credit terms made generally available to the customers of such Person.

          "Issuer" means the Persons named as the "Issuer" in the first paragraph of this instrument until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

          "Issuer request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the Issuer's Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Net Cash Proceeds" from any Asset Disposition by any Person means cash or Cash Equivalents received (including by way of sale or discounting of a note, instalment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Restricted Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments made to minority interest holders in Restricted Subsidiaries of such Person or joint ventures as a result of such Asset Disposition and (iv) appropriate amounts to be provided by such Person or any Restricted Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Restricted Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a resolution of the Board of Directors filed with the Trustee; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Disposition will be treated for all purposes of the Indenture and the Securities as a new Asset Disposition at the time of such reduction with Net Cash Proceeds equal to the amount of such reduction.

          "Offer" has the meaning specified in the definition of Offer to Purchase.

          "Offer Expiration Date" has the meaning specified in the definition of Offer to Purchase.

          "Offer to Purchase" means a written offer (the "Offer") sent by the Issuer by first class mail, postage prepaid, to each Holder at his address appearing in the Securities Register on the date of the Offer offering to purchase up to the principal amount of Securities at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 20 business days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of tendered Securities within five Business Days after the Offer Expiration Date. The Issuer shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuer's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. The Offer shall contain information concerning the business of the Issuer and its Restricted Subsidiaries which the Issuer in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer)), (ii) a description of material developments in the Issuer's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Issuer to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Issuer to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (1) the Section of the Indenture pursuant to which the Offer to Purchase is being made;

          (2)  the Offer Expiration Date and the Purchase Date;

          (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Issuer pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section of this Indenture requiring the Offer to Purchase) (the "Purchase Amount");

          (4) the purchase price to be paid for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (7) that interest on any Securities not tendered or tendered but not purchased by the Issuer pursuant to the Offer to Purchase will continue to accrue;

          (8) that on the Purchase Date the Purchase Price will become due and payable upon each tendered Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date (unless the Issuer shall default in the payment of the Purchase Price and accrued interest);

          (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Security being, if the Issuer or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuer (or its Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

          (12) that in the case of any Holder whose Security is purchased only in part, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

          Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee.

          "Original Securities" means the Securities issued on the Closing Date and their Successor Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (3) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

          "Owner Securities Certification" has the meaning specified in Section 201.

          "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

          "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

          "Permitted Holder" means as of the date of determination (i) Andrew Banks, Royce Yudkoff or Robert Wolsey and any of their respective spouses, estates, lineal descendants (including adoptive children), heirs, executors, personal representatives, administrators and trusts for any of their benefit and
(ii) any other Person, the majority of whose Voting Stock is directly or indirectly owned by any Person described in clause (i) above.

          "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

          "Permitted Senior Bank Debt" means Debt under the Senior Credit Facility and any extension, renewal, refinancing or refunding thereof in an aggregate amount not to exceed at any one time outstanding the sum of $250 million less the aggregate amount of any such Debt that is repaid pursuant to the provisions of clause (iii) of Section 1015(a).

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pinnacle Towers" means Pinnacle Towers Inc., a Delaware corporation.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Issuer pursuant to an effective registration statement under the Securities Act of 1933, as amended.

          "Purchase Agreement" means the Purchase Agreement, dated March 17, 1998, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time.

          "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

          "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

          "Purchase Money Secured Debt" of any Person means Debt of such Person secured by a Lien on real or personal property of such Person which Debt (a) constitutes all or a part of the purchase price or construction cost of such property or (b) is Incurred prior to, at the time of or within 180 days after the acquisition or substantial completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof; provided, however, that (w) the Debt so incurred does not exceed 100% of the purchase price or construction cost of such property, (x) such Lien does not extend to or cover any property other than such item of property and any improvements on such item, (y) the purchase price or construction cost for such property is or should be included in "addition to property, plant and equipment" in accordance with generally accepted accounting principles and (z) the purchase or construction of such property is not part of any acquisition of a Person or business unit or line of business.

          "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

          "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

          "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

          "Redeemable Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event other than a Change of Control or substantially similar event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise, but other than as a result of the death of the holder thereof) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities; provided, however, that any Capital Stock which would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Capital Stock upon the occurrence of an Asset Disposition occurring prior to the final maturity of the Securities shall not constitute Redeemable Stock if such provisions applicable to such Capital Stock are no more favorable to the holders of such stock than the provisions applicable to the Securities contained in the covenant described under

"Asset Dispositions" and such provisions applicable to such Capital Stock specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such stock pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to the covenant described under "Asset Dispositions."

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with its respective Successor Securities.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

          "Regulation S Global Security" has the meaning specified in Section
201.

          "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

          "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend.

          "Regulation S Temporary Global Security" has the meaning specified in
Section 201.

          "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the Outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

          "Required Filing Date" has the meaning specified in Section 1018.

          "Resale Registration Statement" means a shelf registration statement under the Securities Act filed by the Issuer, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities for resale.

          "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Global Security" has the meaning set forth in Section 201.

          "Restricted Payments" has the meaning specified in Section 1010.

          "Restricted Period" means the period of 40 consecutive days commencing on the later of (i) the date the Initial Purchasers advise the Issuer and the Trustee in writing as the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date.

          "Restricted Securities" means all Securities required pursuant to
Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Securities.

          "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

          "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

          "Restricted Subsidiary" means any Subsidiary of the Issuer, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Securities" means (i) in the case of the Original Securities, the Securities purchased by the Initial Purchasers from the Issuer pursuant to the Purchase Agreement, other than the Regulation S Securities, and
(ii) in the case of Additional Securities, any Additional Securities purchased from the Issuer for resale pursuant to Rule 144A.

          "Securities" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Securities and Additional Securities.

          "Securities Act" means the Securities Act of 1933, as it may be amended and any successor act thereto.

          "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

          "Securities Payment" has the meaning set forth in Section 1202.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

          "Senior Credit Facility" means the Second Amended and Restated Credit Agreement, dated as of February 26, 1998, among the Issuer, NationsBank of Texas, National Association, as Administrative Lender, and the lenders named therein, as amended by the First Amendment thereto dated as of March 17, 1998.

          "Site Management Contract" means any agreement pursuant to which the Issuer or any of its Restricted Subsidiaries has the right to substantially control Tower Assets and the revenues derived from the rental or use thereof.

          "Special Interest" has the meaning specified in the Exchange and Registration Rights Agreement.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subordinated Debt" means Debt of the Issuer as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an event of default exists with respect to the Securities, upon notice by 25% or more in principal amount of the

Securities to the Trustee, the Trustee shall have the right to give notice to the Issuer and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Issuer (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Issuer) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Issuer) which is conditioned upon a change of control of the Issuer pursuant to provisions substantially similar to those contained in Section 1016 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Issuer's repurchase of the Securities required to be repurchased by the Issuer pursuant to the provisions contained in Section 1016); provided, however, that any Debt which would constitute Subordinated Debt but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Subordinated Debt upon the occurrence of an Asset Disposition occurring prior to the final maturity of the Securities shall constitute Subordinated Debt if such provisions applicable to such Subordinated Debt are no more favorable to the holders of such Debt than the provisions applicable to the Securities contained in Section 1015 and such provisions applicable to such Debt specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such Debt pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to Section 1015.

          "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Restricted Subsidiaries thereof, or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Tower Asset Exchange" means any transaction in which the Issuer or a Restricted Subsidiary exchanges assets for Tower Assets and/or cash or Cash Equivalents where the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the Tower Assets and cash or Cash Equivalents received by the Issuer and its Restricted Subsidiaries in such exchange is at least equal to the fair market value of the assets disposed in such exchange.

          "Tower Assets" means (i) wireless transmission towers and related assets that are located on the site of a transmission tower and rooftop and other wireless transmission sites and related assets located at such site and
(ii) Site Management Contracts.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the ATrustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unregistered Security" means any Security that is not a Registered Security.

          "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

          "Unrestricted Subsidiary" means (1) any Subsidiary designated as such by the Board of Directors as set forth below where (a) neither the Issuer nor any of its other Subsidiaries (other than another Unrestricted Subsidiary) (i) provides credit support for, or Guarantee of, any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or (ii) is directly or indirectly liable for any Debt of such Subsidiary or any Subsidiary of such Subsidiary, and (b) no default with respect to any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Issuer and its Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Issuer which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary, provided that either (x) the Subsidiary to be so designated has total assets of $1,000 or less or (y) immediately after giving effect to such designation, the Issuer could Incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1008 and provided, further, that the Issuer could make a Restricted Payment in an amount equal to the greater of the fair market value and book value of such Subsidiary pursuant to Section 1011 and such amount is thereafter treated as a Restricted Payment for the purpose of calculating the aggregate amount available for Restricted Payments thereunder.

          "U.S. Person" means (i) any individual resident in the United States,
(ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the Trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person) and (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term AU.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and its agencies, affiliates and pension plans.

          "Vice President", when used with respect to the Issuer, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.



SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (in form reasonably satisfactory to the Trustee)

          (10 a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (20 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (30 a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel and if permitted under the Trust Indenture Act, may be limited to reliance on an Officers' Certificate as to matters of fact); and

          (40 a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such eligible and qualified Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Date.
              ----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee in accordance with Section 105 hereof, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

          The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issue from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph

(whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities in the manner set forth in
Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.  Notices, Etc., to Trustee and Issuer.
              ------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (10 the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (20 the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer.

SECTION 106.  Notice to Holders; Waiver.
              -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice, with a copy to the Trustee at the same time mailed or delivered in accordance with Section 105(1) hereof. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.
              ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuer and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

SECTION 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and its successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.
              -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


SECTION 113.  Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                Security Forms

SECTION 201.  Forms Generally; Initial Forms of Rule 144A and Regulation S
              ------------------------------------------------------------
Securities.
----------

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by its execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner provided that such manner is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by its execution of such Securities.

          Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with its Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

          Upon their original issuance, Regulation S Securities (herein called "Regulation S Temporary Global Security") shall be issued in the form of a single temporary Global Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit to Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear and Cedel, in turn for credit to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof.

          Beneficial interests in the Regulation S Temporary Global Security may only be held through Euroclear and Cedel until such interests are exchanged for corresponding interests in an unrestricted Global Security (the "Regulation S Global Security") registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, as provided in the next sentence. A holder of a beneficial interest in the

Regulation S Temporary Global Security must provide written certification to Euroclear or Cedel, as the case may be, that the beneficial owner of the interest in such Global Security is not a U.S. Person (an "Owner Securities Certification" in the form set forth in Annex D), and Euroclear or Cedel, as the case may be, must provide to the Trustee a similar certificate in the form set forth in Annex E (a "Depositary Securities Certification"), prior to any exchange of such beneficial interest for a beneficial interest in the Regulation S Global Security.


SECTION 202.  Form of Face of Security.
              ------------------------

          [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

          [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [IF THIS SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE Issuer or Its AGENT FOR REGISTRATION

OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [IF THIS SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [IF THE SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

          THE SECURITIES EVIDENCED HEREBY WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS 61.474% OF ITS PRINCIPAL AMOUNT, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $385.26 PER $1,000 OF STATED FACE AMOUNT, THE ISSUE DATE IS MARCH 20, 1998 AND THE YIELD TO MATURITY IS 10% PER ANNUM.


                            PINNACLE HOLDINGS INC.


                      10% Senior Discount Notes due 2008

[If Restricted Security C CUSIP No. 72346N AA 9]

[If Regulation S Temporary Global Security -- CUSIP No. U72300 AA 1] [If Regulation S Security -- ISIN No. USU72300AA15]

No. __________  $________

          Public Holdings Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars (such amount the "principal amount" of this Security) [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $___________ in the aggregate at any time) as may be set forth in the records of the Trustee as referred to in accordance with the Indenture,] on March 15, 2008 and to pay interest thereon from March 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on March 15 and September 15 in each year, commencing September 15, 2003 at the rate of 10% per annum, until the principal hereof is paid or made available for payment, provided that any amount of principal of (and premium, if any) and interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 11.5% per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee in accordance with Section 308 of the Indenture, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

          The principal of this Security shall not accrue interest until March 15, 2003, except as otherwise provided herein or in the case of a default in payment of principal and premium, if any, upon acceleration or redemption, in which case interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 11.5% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                         PINNACLE HOLDINGS INC.



                         By_______________________




SECTION 203.  Form of Reverse of Security.
              ---------------------------

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its 10% Senior Notes due 2008 (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued under an Indenture, dated as of March 20, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption in the event that on or before March 15, 2001 the Issuer receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Issuer may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5 million and up to an aggregate of 35% of the outstanding Securities, provided, however, that at least $211,250,000 in an aggregate principal amount of the Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 60 days of any such sale at a redemption price of 110% of the Accreted Value of the Securities to but excluding the Redemption Date plus accrued and unpaid Special Interest, if any, thereon to but excluding the Redemption Date.

          The Securities are further subject to redemption upon not less than 30 nor more than 60 days' notice by mail appearing, at any time on or after March 15, 2003, as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning March 15 of the year indicated:

          YEAR                   REDEMPTION PRICE
          ----                   ----------------
          2003.................        105.000%

          2004.................        103.333%

          2005.................        101.667%

          2006 and thereafter..        100.000%

together, in the case of any such redemption with accrued interest to but excluding the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

          The Securities do not have the benefit of any sinking fund obligations.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. Until March 15, 2003, the Default Amount in respect of this Security as of any particular date of acceleration shall equal the Accreted Value of this Security. On and after March 15, 2003, the Default Amount in respect of this Security shall equal 100% of the principal amount of this Security.

          [IF APPLICABLE, THEN INSERT -- The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of March 20, 1998, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Company. The Exchange and Registration Rights Agreement provides that Special Interest will be payable by the Company on the Securities for specified periods if the Company does not comply with certain of its obligations thereunder. Such provisions of the Exchange and Registration Rights Agreement are hereby incorporated by reference and made a part hereof.]

          The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Issuer a result of Asset Dispositions or (ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

          [_]

          If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

          $

Dated:                  Your Signature:__________________________
                           (Sign exactly as name appears
                           on the other side of this Security)

Signature Guarantee:_____________________________________________
                        (Signature must be guaranteed by
                        a member firm of the New York Stock
                        Exchange or a commercial bank or
                        trust company)

SECTION 204.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
                              The Bank of New York
                                as Trustee


                              By ____________________
                                  Authorized Signatory



                                 ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. On the Closing Date the Issuer shall issue $325,000,000 aggregate principal amount of Securities (constituting the Original Securities). The Issuer may from time to time issue Additional Securities, in each case pursuant to a Board Resolution and subject to Section 303, provided that such issuance does not result in a breach or violation any of the covenants contained herein. The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Original Securities or Additional Securities. Upon any such exchange the Original Securities or Additional Securities, as the case may be, shall be cancelled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose.

          The Securities shall be known and designated as the "10% Senior Discount Notes due 2008" of the Issuer. Their Stated Maturity shall be March 15, 2008 and they shall bear interest at the rate of 10% per annum, from March 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on March 15 and September 15, commencing September 15, 2003, until the principal thereof is paid or made available for payment. Notwithstanding the foregoing, Special Interest shall be payable on the Securities under the circumstances and in the manner specified in the Exchange and Registration Rights Agreement, which is hereby incorporated by reference herein and made a part hereof. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on March 15 and September 15 in each year. Whenever in this Indenture there is mentioned, in any context, interest on, or in respect of, any Security, such mention shall be deemed to include mention of Special Interest to the extent that, in such context, Special Interest is, was or would be accrued or payable in respect thereof and express mention of Special Interest in any provisions hereof shall not be construed as excluding Special Interest in those provisions hereof where such express mention is not made.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuer in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be subject to repurchase by the Issuer pursuant to an Offer to Purchase as provided in Sections 1015 and 1016.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall be subject to defeasance and covenant defeasance as provided in Article Twelve.

          The Securities shall not have the benefit of any sinking fund obligation.

          Unless the context otherwise requires, the Original Securities, the Additional Securities and the Exchange Securities shall constitute one series for all purposes under this Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or Offer to Purchase.

SECTION 302.  Denominations.
              -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities shall be executed on behalf of the Issuer by any two of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of an Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices at the time of the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Original Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Original Securities; and the Trustee in accordance with the Issuer order shall authenticate and make available for delivery such Original Securities as provided in this Indenture and not otherwise.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may, pursuant to a Board Resolution, deliver Additional Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Additional Securities and an Officers' Certificate stating that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture and setting forth the manner of such determination, and the Trustee in accordance with the Issuer Order shall authenticate and make available for delivery such Securities. Prior to authenticating such Additional Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

          (a) that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture; and

          (b) that all conditions hereunder precedent to the authentication and delivery of such Additional Securities have been complied with and that such Additional Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), will be duly issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms except that (a) the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally; and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity).

          At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect to such Securities, the Issuer may deliver Exchange Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Issuer Order shall authenticate and make available for delivery such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

          (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), will be duly issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms except that (a) the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally; and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and

          (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities, the Issuer may execute, and upon Issuer order, the Trustee shall authenticate and deliver, temporary Securities, which Securities are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by its execution thereof.

          If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation (which cancellation shall be only by the Trustee) of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same rights and benefits under this Indenture as definitive Securities.

SECTION 305.  Global Securities.
              -----------------

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuer fails to appoint a successor Depositary within 120 days of such notice, (ii) the Issuer execute and deliver to the Trustee an Issuer Order stating that they elect to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities.

          (3) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 306(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures and in accordance with all applicable laws.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

          (5) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.


SECTION 306.  Registration, Registration of Transfer and Exchange Generally;

              Restrictions on Transfer and Exchange; Securities Act Legends.
              -------------------------------------------------------------

          (a) Registration, Registration of Transfer and Exchange Generally.
              -------------------------------------------------------------
The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

          Upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          At the option of the Holder, and subject to the other provisions of this Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 303, 304, 305, 306, 906, 1013, 1016 or 1108 not involving any transfer.

          The Issuer and the Trustee shall not be required (i) to issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (b) Certain Transfers and Exchanges.  Notwithstanding any other
              -------------------------------
provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b). Transfers and exchanges subject to this Section 306(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 306(b).

               (1) Restricted Global Security to Regulation S Temporary Global
                   -----------------------------------------------------------
          Security or Regulation S Global Security. If the owner of a beneficial
          ----------------------------------------
          interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Regulation S Temporary Global Security (if before the expiration of the Restricted Period) or in the Regulation S Global Security (if thereafter), such transfer may be effected only in accordance with the provisions of this Clause (b)(i) subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) by such specified principal amount as provided in Section 305(c).

               (2) Regulation S Temporary Global Security to Restricted Global
                   -----------------------------------------------------------
          Security. If the owner of a beneficial interest in the Regulation S
          --------
          Temporary Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Temporary Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Temporary Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Temporary Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).

               (3) Exchanges between Global Security and Non-Global Security.  A
                   ---------------------------------------------------------
          beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305,
                                                    --------
          provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Temporary Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)).

               (4) Regulation S Temporary Global Security to be Held Through
                   ---------------------------------------------------------
          Euroclear or Cedel during Restricted Period. The Issuer shall use its
          -------------------------------------------
          best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Temporary Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit
                           --------
          any transfer or exchange of such an interest in accordance with Clause
          (b)(ii) above.

          (3) Securities Act Legends.  Rule 144A Securities and its respective
              ----------------------
Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and its Successor Securities shall bear a Regulation S Legend, subject to the following:

               (1) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

               (2) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

               (3) Registered Securities shall not bear a Securities Act Legend;

               (4) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and make available for delivery such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

               (5) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article Three provided that, the Trustee, if it deems reasonably necessary or appropriate, may request an Opinion of Counsel in connection with such direction; and

               (6) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuer, shall authenticate and make available for delivery a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

             Each Holder of a Security agrees to indemnify the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

             The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuer and the Trustee (i) evidence to its satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them completely harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Issuer and the Trustee (without duplication) may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and reasonable attorneys' fees) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 308.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder on such date, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the sole expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee in its reasonable judgment.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

          None of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Issuer or the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as a Holder of such Security in global form.

SECTION 310.  Cancellation.
              ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1015 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it and only by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture.

All canceled Securities held by the Trustee shall be disposed of as directed by an Issuer order, provided, that in no event shall the Trustee be required to destroy such canceled Securities.

SECTION 311.  CUSIP Numbers.
              -------------

          The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices as a convenience to Holders; provided that any such notice may state that no
                             --------
representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the sole expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve hereof), when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (1)  have become due and payable, or

               (2) will become due and payable at its Stated Maturity within one year, or

               (3) are to be called for redemption within one year under
             arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the sole expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel;

          (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel; and

          (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (2) default in the payment of any interest (including Additional Interest) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Issuer pursuant to an Offer to Purchase described under Section 1015 or 1016 as to which an Offer has been mailed to Holders; or

          (4) default in the performance, or breach, of Section 801; or

          (5) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default or defaults under the terms of any instrument evidencing or securing Debt for money borrowed by the Issuer or any Restricted Subsidiary having an outstanding principal amount of $5 million or more individually or in the aggregate, whether such Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay all or any portion of the principal amount of such indebtedness when due or shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (7) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Issuer or any Restricted Subsidiary in an aggregate amount in excess of $5 million by a court of competent jurisdiction which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or any Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or any Restricted Subsidiary under any applicable U.S. Federal or State, or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or any Restricted Subsidiary or of any substantial part of the property of the Issuer or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Issuer or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) the commencement by the Issuer or any Restricted Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or any Restricted Subsidiary to the entry of a decree or order for relief in respect of the Issuer or such Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or a Restricted Subsidiary, or the filing by the Issuer or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, or other applicable law, or the consent by the Issuer or any Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or any Restricted Subsidiary or of any substantial part of the property of the Issuer or any Restricted Subsidiary, or the making by the Issuer or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Issuer or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any Restricted Subsidiary in furtherance of any such action.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such Default Amount and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs, the Default Amount and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

          Until the Full Accretion Date, the "Default Amount" in respect of any particular Security as of any particular date of acceleration shall equal to Accreted Value of the Security on such date. On the Full Accretion Date, the Default Amount in respect of any particular Security shall equal 100% of the principal amount of the Security.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Issuer) and, to the extent that payment of such interest is lawful, any interest and Additional Amounts thereon at the rate provided therefor in the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of (and premium, if any) or interest on, the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

          The Issuer covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Issuer, at the Purchase Date thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any amounts due the Trustee under
Section 607 hereof.

          If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of any judicial proceeding relative to the Issuer or any other obligor upon the Securities, or its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect, receive and distribute any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any amounts due the Trustee under Section 607 hereof, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.
              ------------------------------

          Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts including, without limitation, the reasonable compensation, expenses, disbursements and advances due the Trustee, its agents and counsel and any other amounts due the Trustee under
     Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities due the Holders in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507.  Limitation on Suits.
              -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings or pursue remedies in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered and provided to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding or pursued any remedies; and

          (5) no direction which in Trustee's reasonable judgment is inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and
              ----------------------------------------------------------------
Interest.
--------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Issuer and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to its former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.
              ------------------

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1)  the Trustee may refuse to follow any direction which

               (1)  conflicts with any rule of law or with this Indenture, or

               (2) the Trustee, in its reasonable judgment, determines may be unduly prejudicial to the rights of other Holders of Securities, or may involve the Trustee in personal liability, or does not have adequate indemnification against any loss or expense resulting from the compliance therewith, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities, by written notice to the Trustee, waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuer), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall be cured and shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the reasonable costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer and provided, further that, subject to a court's discretion, this Section shall not apply to a suit by the Trustee, and the Issuer shall not seek such undertaking from any court against the Trustee.


SECTION 515.  Waiver of Stay, or Extension Laws.
              ---------------------------------

          The Issuer covenants (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and Responsibilities.
              -----------------------------------

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (2)  Except during the continuance of an Event of Default:

          (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512 hereof; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section.

SECTION 602.  Notice of Defaults.
              ------------------

          The Trustee shall give the Holders notice of any default hereunder of which it has knowledge as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence of such default (without regard to any Notice of Default). For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          Except in the case of an Event of Default in payment of principal of (premium, if any) or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.


SECTION 603.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, without any independent investigation of any fact or matter therein;

          (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer request or Issuer order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney upon reasonable advance notice to the Issuer;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action it takes, suffers to be taken, or omits in good faith; and

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities or this Indenture.


SECTION 604.  Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for its correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.
              -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer and any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.


SECTION 607.  Compensation and Reimbursement.
              ------------------------------

          The Issuer agrees

          (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as may be agreed in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the compensation, expenses and disbursements of its agents, accountants, experts and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claims, liability or expense (including, without limitation, reasonable attorneys' fees and expenses and taxes (other than taxes based upon, measured by or determined by the income of such Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (not arising from negligence or bad faith) in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall notify the Issuer promptly upon acquiring knowledge of any claim for which it is entitled to be indemnified hereunder. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder unless the Issuer are prejudiced thereby. If the Issuer elect to defend the claim, the Issuer shall be entitled to control the defense of such claim and the Trustee shall cooperate in such defense. The Trustee may have separate counsel, and the Issuer shall pay the reasonable fees and expenses of such counsel until such time as the Issuer assumes the defense of such claim, and thereafter, to the extent that in the Trustee's reasonable judgment its interests conflict with or differ from those of the Issuer under such claim.

The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          The obligations of the Issuer under this Section 607 shall survive the resignation or removal of the Trustee and/or satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(8) or (9) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any applicable bankruptcy law.


SECTION 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days, apply to the Commission for permission to continue, or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, the Issuer or the Holders of at least 10% in principal amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by Board Resolutions of the Issuer may remove the Trustee, or
     (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by Board Resolutions of the Issuer, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the

     Issuer. If, within 30 days after the retiring Trustee resigns, no successor Trustee shall have been so appointed by the Issuer or the Holders of a majority in principal amount of the Outstanding Securities and accepted appointment in the manner hereinafter provided, the retiring Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (6) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee a written instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the retiring Trustee hereunder and subject to the Lien provided for in Section 607 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Notwithstanding the replacement of the Trustee pursuant to this Section 611, the Issuer's obligations under Section 607 hereof shall continue for the benefit of the retiring Trustee.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or any corporation into which all or substantially all of its corporate trust business is transferred, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Issuer.
              ------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Issuer(or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer(or any such other obligor).


SECTION 614.  Appointment of Authenticating Agent.
              -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be reasonably acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as its names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments from the Issuer, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.



                                        The Bank of New York,
                                          As Trustee



                                        By___________________________
                                           Authorized Signatory


SECTION 615.  Trustee's Application for Instructions from the Company.
              -------------------------------------------------------

          Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.



                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Issuer

SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders.
              --------------------------------------------------------

          The Issuer will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each March 1 and September 1, commencing March 1, 1999, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to its rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee shall be provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.
              ------------------

          (a) The Trustee shall mail or transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such mailing or transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, if any, with the Commission and with the Issuer. The Issuer will notify the Trustee when the Securities are listed on any stock exchange, or any delisting thereof.


SECTION 704.  Reports by the Issuer.
              ---------------------

          The Issuer shall file with the Trustee and the Commission, and mail or transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates and written notices delivered to the Trustee in accordance with the terms of this Indenture).


SECTION 705.  Officers Certificate with Respect to Change in Interest Rates.
              --------------------------------------------------------------

          Within five days after the day on which any Additional Interest begins accruing, and within five days after any Additional Interest ceases to accrue, the Issuer shall deliver an Officers' Certificate to the Trustee, stating the interest rate thereupon in effect for the Unregistered Securities (if any are Outstanding) and the date on which such rate became effective.

SECTION 706.   Calculation of Original Issue Discount
               --------------------------------------

          The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code.


                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Issuer may Consolidate, Etc. Only on Certain Terms.
              --------------------------------------------------

          The Issuer may not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Issuer or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:

          (1) in a transaction in which the Issuer does not survive or in which the Issuer transfers, sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Issuer (for purposes of this Article Eight, a "Successor Entity") shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof, or the District of Columbia, and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (2) immediately before and after giving effect to such transaction on a pro forma basis (including treating any Debt Incurred by the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of such transaction), no Event of Default, and no event which, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing;

          (3) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction, the Consolidated Net Worth of the Issuer (or the Successor Entity) is equal to or greater than the Consolidated Net Worth of the Issuer immediately prior to such transaction;

          (4) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of the transaction, the Issuer (or the Successor Entity) could Incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1008;

          (5) if, as a result of any such transaction, property and assets of the Issuer would become subject to a Lien which would not be permitted by
     Section 1013, the Issuer or, if applicable, the Successor Entity, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to, as the case may be) Debt secured by such Lien; and

          (6) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such amalgamation, consolidation, merger, conveyance, transfer, sale, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth and the ability to Incur Debt in accordance with Clauses (3) and
     (4) of this Section 801, of the Issuer or, if applicable, of the Successor Entity as required pursuant to the foregoing.


SECTION 802.  Successor Substituted.
              ---------------------

          Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer as an entirety in accordance with Section 801, the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named herein as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

          Without the consent of any Holders, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to an Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Securities; or

          (2) to add to the covenants of the Issuer for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

          (3) to secure the Securities pursuant to the requirements of Section 1013 or otherwise; or

          (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

          (6) to evidence and provide for the acceptance and appointment hereunder of a successor Trustee with respect to the Securities.


SECTION 902.   Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by Board Resolutions of the Issuer, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and its consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1017, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1015 or 1020, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.   Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.   Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.   Conformity with Trust Indenture Act.
               -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.
               ------------------------------------------

          The Issuer will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

          The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the

Issuer hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to Be Held in Trust.
               -----------------------------------------------

          If the Issuer shall at any time act as its own Paying Agent, they will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Issuer shall have one or more Paying Agents, they will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

          The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if this Indenture were so qualified) and (ii) in the event and during the continuance of any default by the Issuer(or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.


SECTION 1004.  Existence.
               ---------

          Subject to Article Eight and Section 1015, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its respective existence, rights (charter and statutory) and franchises; provided, however, that an Issuer shall not be required to preserve any such right or franchise if the Issuer in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties.
               -------------------------

          The Issuer will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Issuer to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent an Issuer or any of its Restricted Subsidiaries from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Issuer or Restricted Subsidiary in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any of its Restricted Subsidiaries or upon the income, profits or property of the Issuer or any of its Restricted Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any of its Restricted Subsidiaries; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings.


SECTION 1007.  Maintenance of Insurance.
               ------------------------

          The Issuer shall, and the Issuer shall cause its Restricted Subsidiaries to, keep at all times all of its properties which are of an insurable nature insured (which may include self-insurance) against loss or damage with insurers believed by the Issuer to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.


SECTION 1008.  Limitation on Consolidated Debt.
               -------------------------------

          The Issuer may not, and may not permit any Restricted Subsidiary of the Issuer to Incur any Debt unless the ratio of (a) the aggregate consolidated principal amount of Debt of the Issuer and its Restricted Subsidiaries outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date that remains outstanding and the receipt and application of the proceeds thereof, less the principal amount of any Debt that was outstanding as of such balance sheet date that no longer remains outstanding, to (b) Adjusted Consolidated Cash Flow, determined on a pro forma basis as if any such Debt had been incurred and the proceeds thereof had been applied at the beginning of the relevant fiscal quarter, would be less than or equal to 7.0 to 1.

          Notwithstanding the foregoing limitation, the following Debt may be
Incurred:

          (1)  Permitted Senior Bank Debt;

          (2) Debt owed by the Issuer to any Wholly Owned Restricted Subsidiary of the Issuer for which fair value has been received or Debt owed by a Restricted Subsidiary of the Issuer to the Issuer or a Wholly Owned Restricted Subsidiary of the Issuer; provided, however, that (a) any such Debt owing by the Issuer to a Wholly Owned Restricted Subsidiary shall be Subordinated Debt evidenced by an intercompany promissory note and (b) upon either (1) the transfer or other disposition by such Wholly Owned Restricted Subsidiary or the Issuer of any Debt so permitted to a Person other than the Issuer or another Wholly Owned Restricted Subsidiary of the Issuer or (2) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly Owned Restricted Subsidiary to a Person other than the Issuer or another such Wholly Owned Restricted Subsidiary, the provisions of this clause (ii) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

          (3) Debt consisting of Permitted Interest Rate or Currency Protection Agreements;

          (4) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of (each of the foregoing, a "refinancing"), (a) the Securities, (b) Debt incurred pursuant to clause
     (v) of this paragraph or (c) Debt that is not described in any other clause hereof that is outstanding at the Closing Date after giving effect to the application of the proceeds from the sale of the Original Securities as described in Schedule I hereto, in each case in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Issuer as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Issuer or the Restricted Subsidiary, as the case may be, Incurred in connection with such refinancing; provided, however, that (A) Debt the proceeds of which are used to refinance the Securities or Debt which is pari passu with or subordinate in right of payment to the Securities shall only be permitted if (x) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities, the refinancing Debt is Incurred by the Issuer and made pari passu to the Securities or subordinated to the Securities, and (y) in the case of any refinancing of Debt which is subordinated to the Securities, the refinancing Debt is Incurred by the Issuer and constitutes Subordinated Debt; (B) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (1) does not provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof (including any redemption, defeasance, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon any event of default thereunder or a redemption or retirement permitted in clause (2) below), in each case prior to the stated maturity of the Debt being refinanced and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase) of such debt at the option of the holder thereof prior to the final stated maturity of the Debt being refinanced, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase) which is conditioned upon provisions substantially similar to those contained in Sections 1015 and 1016; (C) in the case of any refinancing of Debt Incurred by the Issuer, the refinancing Debt may be Incurred only by the Issuer, and in the case of any refinancing of Debt Incurred by a Restricted Subsidiary, the refinancing Debt may be Incurred only by such Restricted Subsidiary or the Issuer; and (D) in the case of any refinancing of Preferred Stock of a Restricted Subsidiary, such Preferred Stock may be refinanced only with Preferred Stock of such Restricted Subsidiary or the Issuer;

          (5)  Acquisition Debt;

          (6)  ABRY Subordinated Debt;

          (7)  the Exchange Securities;

          (8) Subordinated Debt of the Issuer owed to any of its shareholders not to exceed in principal face amount in the aggregate for any taxable year the amount necessary to enable Pinnacle Towers to obtain the maximum possible deduction for dividends paid, as defined in Section 561 of the Code and further described in Section 857 of the Internal Revenue Code for such year, taking into account the sum of all distributions previously made to shareholders of the Issuer permitted by the provisions described in clause (iii) of the second paragraph of Section 1011 for such fiscal year, provided that, any determination under Section 857 of the Internal Revenue Code shall take into consideration for such purpose the necessity of increasing the aggregate amounts distributed to reflect the fact that distributions in payment of any preferred return on any class of stock will be treated as being made partly from earnings and partly from capital.


SECTION 1009.  Limitation on Subordinated Debt of Restricted Subsidiaries.
               ----------------------------------------------------------

          The Issuer may not permit any Restricted Subsidiary to Incur any Debt that is subordinated in right of payment to any other Debt of such Restricted Subsidiary, other than Debt that is owed to the Issuer or any other Restricted Subsidiary.

SECTION 1010.  Limitation on Guarantees of Issuer Debt by Restricted
               -----------------------------------------------------
Subsidiaries.
------------

          The Issuer may not permit any Restricted Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable for the payment of any Debt of the Issuer unless: (i) (A) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for a Guarantee of payment of the Securities by such Restricted Subsidiary; and (B) with respect to any Guarantee of Debt of the Issuer that is subordinate in right of payment to the Securities, such Guarantee shall be subordinated to such Restricted Subsidiary's Guarantee with respect to the Securities at least to the same extent as such Debt is subordinated to the Securities, and (ii) such Restricted Subsidiary waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until the Securities have been paid in full.


SECTION 1011.  Limitation on Restricted Payments.
               ---------------------------------

          The Issuer (i) may not, and may not permit any Restricted Subsidiary of the Issuer to, directly or indirectly, declare or pay any dividend or make any distribution (including any payment in connection with any merger or consolidation derived from assets of the Issuer or any Restricted Subsidiary) in respect of its Capital Stock or to the holders thereof, excluding (a) any dividends or distributions by the Issuer payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Redeemable Stock), and (b) in the case of a Restricted Subsidiary, dividends or distributions payable to the Issuer or a Wholly Owned Restricted Subsidiary or pro rata dividends or distributions, (ii) may not, and may not permit any Restricted Subsidiary to, purchase, redeem, or otherwise acquire or retire for value (a) any Capital Stock of the Issuer or any Related Person of the Issuer or (b) any options, warrants or other rights to acquire shares of Capital Stock of the Issuer or any Related Person of the Issuer or any securities convertible or exchangeable into shares of Capital Stock of the Issuer or any Related Person of the Issuer, excluding any purchase from the Issuer by a Wholly Owned Restricted Subsidiary of any Capital Stock of the Issuer or options, warrants or other rights to acquire shares of Capital Stock of the Issuer or any securities convertible or exchangeable into shares of Capital Stock of the Issuer, (iii) may not make, or permit any Restricted Subsidiary to make, any Investment in any Unrestricted Subsidiary or any Affiliate or any Person that would become an Affiliate after giving effect thereto or any Related Person, other than an Investment in the Issuer or a Restricted Subsidiary or a Person that will become or be merged with or into or consolidated with a Restricted Subsidiary as a result of such Investment and which is not subject to any restriction that would prevent such Restricted Subsidiary from repaying such Investment and (iv) may not, and may not permit any Restricted Subsidiary to, redeem, repurchase, defease or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment Debt of the Issuer (other than ABRY

Subordinated Debt) which is pari passu with or subordinate in right of payment to the Securities (each of clauses (i) through (iv) being a "Restricted Payment") if:

          (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing or would result from such Restricted Payment, or

          (2) after giving pro forma effect to such Restricted Payment as if such Restricted Payment had been made at the beginning of the applicable fiscal-quarter period, the Issuer could not Incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1008, or

          (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from the Closing Date exceeds the sum of: (a) cumulative Consolidated Cash Flow since the Closing Date through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available; minus (b) 1.75 times cumulative Consolidated Interest Expense of the Issuer since the Closing Date through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available; plus (c) $10 million.

Prior to the making of any Restricted Payment, the Issuer shall deliver to the Trustee an Officers' Certificate setting forth the computations by which the determinations required by clauses (2) and (3) above were made and stating that no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing or will result from such Restricted Payment.

          Notwithstanding the foregoing, so long as no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing or would result therefrom:

               (1) the Issuer may make Restricted Payments in an aggregate amount up to the amount of the net proceeds received by the Issuer after the Closing Date, including the fair market value of property other than cash (determined in good faith by the Board of Directors as evidenced by a resolution of the Board of Directors filed with the Trustee), from contributions of capital or the issuance and sale (other than to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Issuer or a Subsidiary of the Issuer) of Capital Stock (other than Redeemable Stock) of the Issuer, options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) of the Issuer and Debt of the Issuer that has been converted into or exchanged for Capital

     Stock (other than Redeemable Stock and other than by or from a Subsidiary) of the Issuer after the Closing Date;

          (2) the Issuer and any Restricted Subsidiary of the Issuer may pay any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, the Issuer or such Restricted Subsidiary could have paid such dividend in accordance with the foregoing provisions;

          (3) (a) the Issuer may use cash distributions received from Pinnacle Towers to make distributions to shareholders of the Issuer, each such distribution in an aggregate amount per taxable year equal to (1) the amount of gross income actually includible by the shareholders of the Issuer on their tax returns with respect to such taxable year solely as a result of the operations of the Issuer and its Subsidiaries, multiplied by
     (2) the sum of the highest marginal federal and highest marginal state income tax rates applicable to one or more of the shareholders of the Issuer; and (b) Pinnacle Towers may make one or more distributions with respect to any taxable year, which distribution may consist of subordinated debt of Pinnacle Towers, and, to the extent such distribution is made by Pinnacle Towers, the Issuer may make one or more distributions to its shareholders consisting of Subordinated Debt of the Issuer, each such distribution constituting Subordinated Debt not to exceed in the aggregate an amount necessary to enable the Issuer to obtain the maximum possible deduction for dividends paid, as defined in Section 561 of the Internal Revenue Code and further described in Section 857 of the Internal Revenue Code, for such year, taking into account the sum of all distributions previously paid to shareholders of the Issuer in accordance with the terms of clause (a) of this clause (iii), provided that, in connection with any such distribution, the Issuer shall take into consideration for such purpose the necessity of increasing the aggregate amounts distributed to reflect the fact that distributions in payment of any preferred return on any class of stock will be treated as being made partly from earnings and profits and partly from capital;

          (4) the Issuer may repurchase Capital Stock of the Issuer owned by any deceased shareholder of the Issuer (a) to the extent that the Issuer or any Restricted Subsidiary was the beneficiary of a key-man life insurance policy on such shareholder and (b) in an amount not to exceed the net proceeds received by the Issuer or such Restricted Subsidiary from such key-man life insurance;

          (5) the Issuer may repurchase Capital Stock of the Issuer owned by either any deceased shareholder of the Issuer or former employee of the Issuer, provided that the aggregate amount of such repurchases (which shall not include any repurchases made pursuant to and in compliance with clause
     (iv) above) in any twelve-month period may not exceed $1 million; and

          (6)  the Issuer may refinance any Debt otherwise permitted by clause
     (iv) of the second paragraph of Section 1008.

Any payment made pursuant to clause (ii) of this paragraph shall be a Restricted Payment for purposes of calculating aggregate Restricted Payments pursuant to the requirements of clause (3) of the preceding paragraph and any payment made pursuant to clauses (i), (iii), (iv), (v) and (vi) of this paragraph shall not be a Restricted Payment for purposes of calculating aggregate Restricted Payments pursuant to the requirements of clause (3) of the preceding paragraph.


SECTION 1012.  Limitation on Dividend and Other Payment Restrictions Affecting
               ---------------------------------------------------------------
               Restricted Subsidiaries.
               -----------------------

          The Issuer may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Issuer or any other Restricted Subsidiary or pay any Debt or other obligation owed to the Issuer or any other Restricted Subsidiary; (ii) to make loans or advances to the Issuer or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Issuer or any other Restricted Subsidiary. Notwithstanding the foregoing, the Issuer may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:

          (1) pursuant to any agreement in effect on the Closing Date (including the Senior Credit Facility and the agreements executed in connection therewith) as described in Schedule II hereto;

          (2) pursuant to an agreement relating to any Debt Incurred by a Person (other than a Restricted Subsidiary existing on the Closing Date or any Restricted Subsidiary carrying on any of the businesses of any such Restricted Subsidiary) prior to the date on which such Person became a Restricted Subsidiary and outstanding on such date and not Incurred in anticipation of becoming a Restricted Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;

          (3) pursuant to an agreement effecting a renewal, extension, refunding or refinancing of Debt Incurred pursuant to an agreement referred to in clause (a) or (b) above, provided, however, that the provisions contained in such renewal, extension, refunding or refinancing agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors and evidenced by a Board Resolution;

          (4) in the case of clause (iii) above, restrictions contained in any security agreement (including a capital lease) securing Debt of a Restricted Subsidiary otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such security agreement;

          (5) in the case of clause (iii) above, customary nonassignment provisions entered into in the ordinary course of business in leases and other contracts to the extent such provisions restrict the transfer or subletting of any such lease or the assignment of rights under any such contract;

          (6) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into; or

          (7) such encumbrance or restriction is the result of applicable corporate law or regulation relating to the payment of dividends or distributions.

SECTION 1013.  Limitation on Liens.
               -------------------

          The Issuer may not, and may not permit any Restricted Subsidiary to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with such Debt as to such property for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Issuer which is subordinate in right of payment to the Securities, prior to such Debt as to such property for so long as such Debt will be so secured.

          The foregoing restrictions shall not apply to:

          (1) Liens in existence on the Closing Date (other than Liens described in clause (iv) below) as described in Schedule III hereto;

          (2)  Liens securing only the Securities;

          (3)  Liens in favor of the Issuer;

          (4) Liens to secure Debt under the Senior Credit Facility and any extension, renewal, refinancing or refunding thereof (or successive extensions, renewals, refinancings or refundings) so long as the Incurrence of such Debt is permitted under the Indenture;

          (5) Liens on real or personal property of the Issuer or a Restricted Subsidiary as described in the definition of "Purchase Money Secured Debt" to secure Purchase Money Secured Debt;

          (6) Liens on property existing immediately prior to the time of acquisition thereof (and not Incurred in anticipation of the financing of such acquisition);

          (7) Liens on property of a Person (a) existing at the time such Person becomes a Restricted Subsidiary and not incurred in anticipation of becoming a Restricted Subsidiary or (b) existing immediately prior to the time such Person is merged or consolidated with or into the Issuer or any Restricted Subsidiary and not incurred in anticipation of such merger or consolidation;

          (8) any interest in or title of a lessor to any property subject to a Capital Lease Obligation which is permitted under the Indenture; or

          (9) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i), (ii), (v), (vi) and (vii) so long as such Lien does not extend to any other property and the principal amount of Debt so secured is not increased except as otherwise permitted under clause (iv) of Section 1008.


SECTION 1014.  Limitation on Ownership of Capital Stock of Restricted
               ------------------------------------------------------
               Subsidiaries.
               ------------

          The Issuer may not, and may not permit any Restricted Subsidiary to, issue, transfer, convey, lease or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any person other than the Issuer or a Wholly Owned Restricted Subsidiary except in a transaction consisting of a sale of all of the Capital Stock of such Restricted Subsidiary owned by the Issuer and any Restricted Subsidiary and that complies with the provisions of Section 1015 to the extent such provisions apply.


SECTION 1015.  Asset Dispositions.
               ------------------

          (1) The Issuer will not, and will not permit any Restricted Subsidiary to, consummate an Asset Disposition unless (i) the Issuer or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Disposition at least equal to the fair market value of the assets sold or otherwise disposed of (as evidenced by a Board Resolution and set forth in an Officers' Certificate), (ii) except in the case of a Tower Asset Exchange, at least 75% of the consideration received by the Issuer or the Restricted Subsidiary, as the case may be, from such Asset Disposition shall be cash or Cash Equivalents; provided that the amount of (a) any liabilities (as shown on the Issuer's or such Restricted Subsidiary's most recent balance sheet) of the Issuer or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Securities) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Issuer or such Restricted Subsidiary from further liability, (b) any securities, notes or other obligations received by the Issuer or any such Restricted Subsidiary from such transferee that are converted by the Issuer or such Restricted Subsidiary into cash (to the extent of the cash received) within 20 days of the applicable Asset Disposition and (c) any liabilities (as shown on the Issuer's or such Restricted Subsidiary's most recent balance sheet) of a Restricted Subsidiary all of the Capital Stock of which is disposed of in such Asset Disposition, which liabilities have ceased to be liabilities of the Issuer or any Restricted Subsidiary as a result of such Asset Disposition, shall be considered cash for purposes of such provision, and (iii) after the consummation of such Asset Disposition, the Issuer shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Disposition within 365 days of receipt thereof, less any amounts invested in assets related to, or the majority voting Capital Stock of entities operating in, the same line of business as the Issuer or a business reasonably ancillary thereto, to permanently repay Debt under the Senior Credit Facility or any renewal, extension, refinancing or refunding thereof to the extent that any such instrument would require or, at the Issuer's option, permit such application or prohibit the Offer to Purchase referred to below and, in the case of any Debt under any revolving credit facility, effect a commitment reduction under such revolving credit facility. Pending the final application of any such Net Cash Proceeds, the Issuer or such Restricted Subsidiary may temporarily reduce indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. Any Net Cash Proceeds from Asset Dispositions that are not applied or invested as provided will be deemed to constitute "Excess Proceeds," which shall be applied by the Issuer or such Restricted Subsidiary to make an Offer to Purchase that amount of Securities equal to the amount of Excess Proceeds at a price equal to 100% of the principal amount of the Securities (or, if such Offer to Purchase is to be consummated prior to the Full Accretion Date, 100% of the Accreted Value of Securities) to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase and, to the extent required by the terms thereof, any other Debt of the Issuer that is pari passu with the Securities or Debt of a Restricted Subsidiary at a price no greater than 100% of the principal amount thereof plus accrued interest to the date of purchase or, if such Debt was issued at a discount, 100% of the accreted value thereof to the date of purchase on a pro rata basis with the Securities; provided, however, that if at any time any non-cash consideration received by the Issuer or any Restricted Subsidiary, as the case may be in connection with any Asset Disposition is converted into or sold or otherwise disposed of for cash

(other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Disposition hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. Each Offer to Purchase shall be mailed within 390 days following the Asset Disposition that required such Offer to Purchase. Following the completion of an Offer to Purchase, to the extent there are any remaining Excess Proceeds the Issuer may use such Excess Proceeds to any use which is not otherwise prohibited by the Indenture.

          Notwithstanding the foregoing, if the Excess Proceeds resulting from an Asset Disposition are less than $10.0 million, the application of such Excess Proceeds to an Offer to Purchase may be deferred until such time as the sum of such Excess Proceeds plus the aggregate amount of all Excess Proceeds arising subsequent to such Asset Disposition from all subsequent Asset Dispositions by the Issuer and its Restricted Subsidiaries aggregates at least $10.0 million, at which time the Issuer or such Restricted Subsidiary shall apply all Excess Proceeds that have been so deferred to make an Offer to Purchase as provided above.

          The Issuer shall not be entitled to any credit against its obligations in connection with any Offer to Purchase made pursuant to this Section 1015 for the principal amount of any Securities acquired by the Issuer otherwise than pursuant to such Offer to Purchase.

          (2) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Issuer shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business of the Issuers, the actual assets acquired and a statement indicating the relationship of such assets to the business of the Issuer and (iii) the compliance of such allocation with the provisions of Section 1015(a).

          The Issuer shall perform its obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Issuer shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers= Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The paying agent (or the Issuers, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

SECTION 1016.  Change of Control.
               -----------------

          (1) Upon the occurrence of a Change in Control, each Holder of a Security shall have the right to have all or any part of such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 1016 and this Indenture. The Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities for cash at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase or, if such Offer to Purchase is to be consummated prior to the Full Accretion Date, 101% of the Accreted Value thereof on the date of purchase plus accrued and unpaid Special Interest thereon, if any, to the date of purchase, (provided, however, that instalments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

          (2) The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

          (3) Notwithstanding the foregoing, the Issuer will not be required to make an Offer to Purchase upon a Change of Control if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 1016 and this Indenture applicable to the Offer to Purchase made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Offer to Purchase.

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

SECTION 1017.  Transactions with Affiliates and Related Persons.
               ------------------------------------------------

          The Issuer may not, and may not permit any Restricted Subsidiary to, enter into any transaction (or series of related transactions) not in the ordinary course of business with an Affiliate or Related Person of the Issuer (other than the Issuer or a Wholly Owned Restricted Subsidiary) involving aggregate consideration in excess of $1.0 million, including any Investment, either directly or indirectly, unless such transaction is on terms no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interest of the Issuer or such Restricted Subsidiary. For any transaction (or series of related transactions) that involves less than or equal to $10 million, the Chief Executive Officer or Chief Operating Officer of the Issuer shall determine that the transaction satisfies the above criteria and shall evidence such a determination by an Officer's certificate filed with the Trustee. For any transaction that involves in excess of $10 million, a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution filed with the Trustee; provided, however, that, if there are no disinterested directors with respect to such transaction, there shall be delivered to the Trustee an opinion of a naturally recognized accounting appraisal or investment banking firm stating that such transaction is fair from a financial point of view.


SECTION 1018.  Provision of Financial Information.
               ----------------------------------

          Whether or not the Issuer is required to be subject to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, or any successor provision thereto, from and after the earlier of (a) the effectiveness of either the Exchange Offer Registration Statement with respect to the Original Securities or the Resale Registration Statement or (b) the date that is 150 days after the Closing Date the Issuer shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so required. The Issuer shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Issuer files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Issuer were required to be subject to such Sections and (b) if filing such documents by the Issuer with the Commission is not permitted under the Securities Exchange

Act of 1934, promptly upon written request supply copies of such documents to any prospective Holder.


SECTION 1019.  Statement by Officers as to Default; Compliance Certificates.
               ------------------------------------------------------------

          (1) The Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Issuer ending after the date hereof an Officers= Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1018, inclusive, and if an Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (2) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after an Issuer becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers= Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.

          (3) The Issuer shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Issuer's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.


SECTION 1020.  Waiver of Certain Covenants.
               ---------------------------

          The Issuer may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1017, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Issuer may not omit to comply with the terms of such Offer as to such Holder.

                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101.  Right of Redemption.
               -------------------

          (1) The Securities may be redeemed at the election of the Issuer from time to time in the event that on or before March 15, 2001 the Issuer receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Issuer may, at its option and from time to time, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5 million and up to an aggregate principal amount equal to 35% of the outstanding Securities, provided, however, that Securities in an aggregate principal amount equal to at least $211,250,000 remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 60 days of any such sale at a Redemption Price of 110% of the Accreted Value of the Securities to but excluding the Redemption Date plus accrued and unpaid Special Interest, if any, thereon to but excluding the Redemption Date.
          (2) The Securities further may be redeemed at the election of the Issuer, as a whole or from time to time in part, at any time on or after March 15, 2003, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued interest to the Redemption Date.


SECTION 1102.  Applicability of Article.
               ------------------------

          Redemption of Securities at the election of the Issuer, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Issuer to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution of the Issuer. In case of any redemption at the election of the Issuer of less than all the Securities, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption pursuant to Section 1101(a), the Issuer shall also furnish the Trustee an Officers= Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Issuer to redeem have occurred or been satisfied.

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, (with a copy to the Trustee, delivered or mailed to the Corporate Trust Office) at his address appearing in the Security Register.

          All notices of redemption shall include the CUSIP number and shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,

               (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the Issuer's right to effect such redemption and the Issuer's basis therefor,

               (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

               (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the sole expense of the Issuer.


SECTION 1106.  Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and any after such date (unless the Issuer shall default in the payment of the Redemption Price and any accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to its terms and the provisions of Section 308.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  Securities Redeemed in Part.
               ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to
Section 1002 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.
               -----------------------------------------------------------

          The Issuer may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.


SECTION 1202.  Defeasance and Discharge.
               ------------------------

          Upon the Issuer's exercise of the option provided in Section 1201 applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.


SECTION 1203.  Covenant Defeasance.
               -------------------

          Upon the Issuer's exercise of the option provided in Section 1201 applicable to this Section, (i) the Issuer shall be released from its obligations under Sections 1005 through 1018, inclusive, and Clauses (3), (4) and (5) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3), (4) or (5) of Section 801), 501(5)
(with respect to any of Sections 1005 through 1018, inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
               ------------------------------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:

               (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such

     U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except
                                                           --------
     as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

               (2) In the case of an election under Section 1202, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

               (3) In the case of an election under Section 1203, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

               (4) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

               (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.

               (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

               (8) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

               (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment Issuer as defined in the Investment Issuer Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held in
               -------------------------------------------------------------
               Trust; Other Miscellaneous Provisions.
               -------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


SECTION 1206.  Reinstatement.
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Issuer makes any payment of principal of (and premium, if any) or interest on] any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                             ____________________


          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                              PINNACLE HOLDINGS INC.


                              By:___________________________
                                  Name:
                                  Title:




                              THE BANK OF NEW YORK


                              By:___________________________
                                  Name:
                                  Title:

STATE OF NEW YORK )
                  )  ss.:
CITY OF NEW YORK  )


          On the _____ day of March, 1998, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he is ___________________________________________________ of
the Pinnacle Holdings Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                         ______________________________



STATE OF NEW YORK )
                  )  ss.:
CITY OF NEW YORK  )


          On the _____ day of March, 1998, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he is ___________________________________________________ of
The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                         ______________________________

     ANNEX A -- Form of
     Regulation S Certificate


                           REGULATION S CERTIFICATE

           (For transfers pursuant to (S) 306(b)(i) of the Indenture)


The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration

          Re:  10% Senior Discount Notes due 2008 of
               Pinnacle Holdings Inc. (the "Securities")
               ------------------------------------------

          Reference is made to the Indenture, dated as of March 20, 1998 (the "Indenture"), between Pinnacle Holdings Inc. (the "Issuer") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

             (1) Rule 904 Transfers.  If the transfer is being effected in
                 ------------------
     accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C) either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts in contravention of Rule 904(b) have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

             (2) Rule 144 Transfers. If the transfer is being effected pursuant
                 ------------------
     to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the

          Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144;

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and

               (C) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:
             _________________________________________________________
                  (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                  By:   *
                     ----
                    Name:
                    Title:

                  (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

     ANNEX B -- Form of Restricted
                                                  Securities Certificate



                       RESTRICTED SECURITIES CERTIFICATE

           (For transfers pursuant to (S) 306(b)(ii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Trustee Administration

          Re:  10% Senior Discount Notes due 2008
               of Pinnacle Holdings Inc. (the "Securities")
               --------------------------------------------


          Reference is made to the Indenture, dated as of March 20, 1998 (the "Indenture"), between Pinnacle Holdings Inc. (the "Issuer") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________
          ISIN No(s), If any. ____________________
          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or an interest in a Restricted Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, (i) the Owner is not a U.S. Person (as defined in the Indenture) and (ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

             (1) Rule 144A Transfers.  If the transfer is being effected in
                 -------------------
     accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

               (C) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

             (2) Rule 144 Transfers. If the transfer is being effected pursuant
                 ------------------
     to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144;

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and

               (C) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.



Dated:                   _____________________________________________
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:   *
                            ----
                           Name:
                           Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)



* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

     ANNEX C -- Form of Unrestricted
                                                       Securities Certificate



                      UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to (S) 306(c))



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Trustee Administration

          Re:  10% Senior Discount Notes due 2008
               of Pinnacle Holdings Inc. (the "Securities")
               --------------------------------------------

          Reference is made to the Indenture, dated as of March 20, 1998 (the "Indenture"), between Pinnacle Holdings Inc. (the "Issuer") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.



Dated:                   _______________________________________________

                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:   *
                            ----
                          Name:
                          Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)



* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

     ANNEX D -- Form of Certification to
                                            Be Given by Holders of Beneficial
                                            Interest in a Regulation S Temporary
                                            Global Security



                         OWNER SECURITIES CERTIFICATION

                             PINNACLE HOLDINGS INC.

             10% Senior Discount Notes due 2008 (the "Securities")

          This is to certify that, as of the date hereof, $________ of the above-captioned Securities are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:______________, ____

By:____________________________________________
   As, or as agent for, the beneficial owner(s)
   of the Securities to which this certificate
   relates.

     ANNEX E -- Form of Certification to
                                             Be Given by the Euroclear Clearance
                                             System or Cedel Bank



                      DEPOSITARY SECURITIES CERTIFICATION

                            PINNACLE HOLDINGS INC.


             10% Senior Discount Notes due 2008 (the "Securities")


          This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Securities set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  _____________, _______

Yours faithfully,
[MORGAN GUARANTY TRUST COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear Clearance System]

 or

[CEDEL BANK]
By____________________________